DWS Global Thematic Fund
DWS GNMA Fund

Effective November 1, 2006 the following disclosure supplements the currently effective Statements of Additional Information ("SAIs") for the above-listed funds.

Each of the funds has eliminated its respective non-fundamental investment policy prohibiting investment in securities issued by tobacco-producing companies.























October 26, 2006